Pension and Other Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefit Plans

NOTE 4 — Pension and Other Postretirement Benefit Plans

Employee Benefit Plan Obligations Assumed in Acquisition

On October 31, 2012, the Company assumed all of the Actavis Group’s defined benefit obligations and assets for its qualified and non-qualified pension plans and postretirement plans in connection with our acquisition of the Actavis Group. Retirement benefits are generally based on an employee’s years of service and compensation. Funding requirements are determined on an individual country and plan basis and subject to local country practices and market circumstances. The disclosures below address the Actavis UK Limited Defined Benefit Pension Plan (“UK Pension Plan”), which comprises approximately 81% of the fair value of plan assets and 49% of the net benefit obligations of all of the plans as of December 31, 2012.

Obligations and Funded Status

Employee benefit plans are an exception to the recognition and fair value measurement principles in business combinations. Employee benefit plan obligations are recognized and measured in accordance with the existing authoritative literature for accounting for benefit plans rather that at fair value. Accordingly, the Company remeasured the benefit plans sponsored by the Actavis Group and recognized an asset or liability for the funded status of these plans as of the Acquisition date.

Summarized information about the changes in plan assets and benefit obligation, the funded status and the amounts recorded at December 31, 2012 is as follows:

(in millions)	Year Ended December 31, 2012
Fair value of plan assets October 31, 2012 (Actavis Group acquisition)	$66.5
Return on plan assets	0.5
Benefits paid	(0.2)
Effects of exchange rate changes	0.4

Fair value of plan assets December 31, 2012	$67.2

Benefit obligation at October 31, 2012 (Actavis Group acquisition)	$89.9
Interest cost	0.6
Benefit paid	(0.2)
Effects of exchange rate changes	0.6

Benefit obligation at December 31, 2012	$90.9

Funded status at December 31, 2012	$(23.7)

Recognized as:
Current liabilities	$(3.5)
Noncurrent liabilities	$(20.2)

Plan Assets

Companies are required to use a fair value hierarchy which maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. There are three levels of inputs used to measure fair value with Level 1 having the highest priority and Level 3 having the lowest:

Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity. The Level 3 assets are those whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques with significant unobservable inputs, as well as instruments for which the determination of fair value requires significant judgment or estimation.

If the inputs used to measure the financial assets fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The fair values of the Company’s pension plan assets at December 31, 2012 by asset category are as follows:

	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investment funds
U.S. large cap equities	$5.4	—	—	$5.4
Non-U.S. developed markets equities	28.2	—	—	28.2
Corporate obligations	27.8	—	—	27.8
Other investments
Other	5.8	—	—	5.8

Total Assets	$67.2	$—	$—	$67.2

                            The assets of the pension plan are held in separately administered trusts. The investment guidelines for its UK Pension Plan is to create an asset allocation that is expected to deliver a rate of return sufficient to meet the long-term obligation of the plan, given an acceptable level of risk. The target investment portfolio of the Company’s UK Pension Plan is allocated 50% in equities, 40% in fixed-income investments, and 10% in other investments.

Expected Contributions

Contributions to the pension plan during 2013 are expected to be approximately $3.5 million.

Expected Benefit Payments

Expected benefit payments are as follows:

2013	1.9
2014	2.0
2015	2.1
2016	2.2
2017	2.3
2018-2022	12.9

Expected benefit payments are based on the same assumptions used to measure the benefit obligations and include estimated future employee service.

Amounts Recognized in Other Comprehensive Income

Net loss amounts reflect experience differentials primarily relating to differences between expected and actual returns on plan assets as well as the effects of changes in actuarial assumptions. Net loss amounts in excess of certain thresholds are amortized into net pension cost over the average remaining service life of employees.

Actuarial Assumptions

The weighted average assumptions used in determining pension plan information are as follows:

December 31, 2012
Discount rate	4.5%
Expected rate of return on plan assets	5.1%
Salary growth rate	4.6%

In order to select a discount rate for purposes of valuing the plan obligations the Company uses returns of long term investment grade bonds and adjusts them as needed to fit the estimated duration of the plan liabilities.

The expected rate of return for the UK Pension Plan represents the average rate of return to be earned on plan assets over the period the benefits included in the benefit obligation are to be paid. In developing the expected rate of return, long-term historical returns data are considered as well as actual returns on the plan assets and other capital markets experience. Using this reference information, the long-term return expectations for each asset category and a weighted average expected return for the UK Pension Plan was developed, according to the allocation among those investment categories.

Savings Plans

The Company also maintains certain defined contribution savings plans covering substantially all U.S.-based employees, including plans assumed in connection with the Actavis Group acquisition. The Company contributes to the plans based upon the employee contributions. The Company’s contributions to these retirement plans were $25.8 million, $15.7 million and $9.5 million in the years ended December 31, 2012, 2011 and 2010, respectively.